Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

22.   Subsequent Events

In December 2019, a novel strain of coronavirus, or COVID-19, surfaced and it has spread rapidly to many parts of China and other parts of the world, including the United States. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Company's revenue is concentrated in China. Consequently, the COVID-19 outbreak may materially adversely affect the Company's business operations, financial condition and operating results for 2020, including but not limited to material negative impact on the Company's total revenues, slower collection of accounts receivables and additional allowance for doubtful accounts. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.

In July 2019, our board of directors received a preliminary non-binding proposal letter from Guosheng Qi, Guofa Yu, their respective affiliated entities, and Beta Dynamic Limited, an affiliate of Hammer Capital Private Investments Limited, to acquire our company in a going private transaction for US$3.80 in cash per ADS or ordinary share. Our board of directors formed a special committee consisting of independent directors to evaluate the proposal and any other alternative transactions. On May 1, 2020, our board of directors received a revised non-binding proposal letter, from Guosheng Qi, Guofa Yu, their respective affiliated entities, Beta Dynamic Limited, Shenzhen Qianhai Banyan Capital Investment & Management Co., Ltd and Hangzhou Yutao Capital Co., Ltd, to acquire our company in a going private transaction for US$2.00 in cash per ADS or ordinary share.